The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Harborview 2004-5   Loans with Current Balance between 650k and 1MM

VARIOUS CUTOFF DATES AND BALANCES

Total Current Balance:	79,225,291
Total Original Balance:	79,250,075
Number Of Loans:	99

		Minimum	Maximum
Average Current Balance:	$800,255.46	$650,000.00	$1,000,000.00
Average Original Amount:	$800,505.81	$650,000.00	$1,000,000.00

Weighted Average Gross Coupon:	4.672%	3.500	6.500%

Weighted Average Gross Margin:	2.268%	1.950	3.000%
Weighted Average Max Int Rate:	9.752%	8.500	12.950%
Weighted Average Min Int Rate:	2.278%	1.950	3.000%
Weighted Average Periodic Rate Cap:	2.150%	1.000	5.000%
Weighted Average First Rate Cap:	5.000%	5.000	5.000%

Weighted Average Original Ltv:	67.89%	32.40	80.00%

Weighted Average Fico Score:	729	647	819

Weighted Average Original Term:	360 months	360	360 months
Weighted Average Remaining Term:	359 months	350	360 months
Weighted Average Seasoning:	1 months	0	10 months

Weighted Average Next Rate Reset:	64 months	53	84 months
Weighted Average Rate Adj Freq:	12 months	1	12 months
Weighted Average First Rate Adj Freq:	65 months	60	84 months

Weighted Average Prepay Term:	12 months	12	12 months
Weighted Average Io Term:	70 months	60	120 months

Top State Concentrations (By Balance):	68.39 % California, 6.66 % Florida, 4.40%		Massachusetts
Prepay Penalty Concentrations (By Balance):	94.10 % No Prepayment Penalty, 5.90 % Has Prepayment Penalty
Interest Only Concentrations (By Balance):	76.22 % IO, 23.78%	Not IO
Max Zip Code Concentration (By Balance):	3.29% 90254 (Hermosa Beach, CA)

Note Date:	Jun 03, 2003	Apr 20, 2004
First Pay Date:	Aug 01, 2003	Jun 01, 2004
Rate Chg Date:	Oct 01, 2008	May 01, 2011
Mature Date:	Jul 01, 2033	May 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2	78	61,588,510.67	77.74
3	21	17,636,779.90	22.26
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 1 of 7

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
COUNTRYWIDE	84	67,445,415.57	85.13
MELLON TRUST	5	4,024,375.00	5.08
FIRST REPUBLIC	3	2,850,000.00	3.60
PAUL FINANCIAL	2	1,428,000.00	1.80
PLAZA HOME MORTGAGE	2	1,351,000.00	1.71
STATEN ISLAND BANK	1	800,000.00	1.01
SIERRA PACIFIC	1	676,500.00	0.85
ELOAN	1	650,000.00	0.82
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/1 YR LIBOR IO	58	45,457,706.24	57.38
5/1 YR LIBOR	18	14,654,304.43	18.50
7/1 YR LIBOR IO	13	10,599,527.50	13.38
7/1 YR LIBOR	5	4,187,252.40	5.29
7/1 MO LIBOR IO	2	2,000,000.00	2.52
7/1 YR CMT IO	1	850,000.00	1.07
5/25 6 MO LIBOR IO	1	800,000.00	1.01
5/1 YR CMT IO	1	676,500.00	0.85
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR	94	74,898,790.57	94.54
1 MO LIBOR	2	2,000,000.00	2.52
1 YR CMT	2	1,526,500.00	1.93
6 MO LIBOR	1	800,000.00	1.01
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
650,000.00--650,000.00	22	14,300,000.00	18.05
650,000.01--700,000.00	12	8,127,050.14	10.26
700,000.01--800,000.00	19	14,152,991.17	17.86
800,000.01--900,000.00	18	15,366,713.31	19.40
900,000.01---1,000,000.00	28	27,278,535.95	34.43
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 2 of 7

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.500 - 3.500	1	798,740.97	1.01
3.501 - 4.000	2	1,475,000.00	1.86
4.001 - 4.500	37	29,759,352.81	37.56
4.501 - 5.000	49	39,403,778.82	49.74
5.001 - 5.500	7	5,432,917.97	6.86
5.501 - 6.000	1	842,500.00	1.06
6.001 - 6.500	2	1,513,000.00	1.91
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.950 - 2.000	1	1,000,000.00	1.26
2.001 - 2.500	94	75,051,429.21	94.73
2.501 - 3.000	4	3,173,861.36	4.01
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.500 - 8.500	1	798,740.97	1.01
8.501 - 9.000	3	2,125,000.00	2.68
9.001 - 9.500	36	29,109,352.81	36.74
9.501 - 10.000	47	37,553,778.82	47.40
10.001 - 10.500	6	4,432,917.97	5.60
10.501 - 11.000	2	1,692,500.00	2.14
11.001 - 11.500	2	1,513,000.00	1.91
12.501 - 12.950	2	2,000,000.00	2.52
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.950 - 2.000	1	1,000,000.00	1.26
2.001 - 2.500	92	73,599,429.21	92.90
2.501 - 3.000	6	4,625,861.36	5.84
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	2	2,000,000.00	2.52
0.501 - 1.000	1	800,000.00	1.01
1.501 - 2.000	90	71,550,915.57	90.31
2.001 - 2.500	1	850,000.00	1.07
4.501 - 5.000	5	4,024,375.00	5.08
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 3 of 7

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	3	2,850,000.00	3.60
4.501 - 5.000	96	76,375,290.57	96.40
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	99	79,225,290.57	100.00
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	93	74,550,915.57	94.10
12	6	4,674,375.00	5.90
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
350 - 360	99	79,225,290.57	100.00
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	2	2,000,000.00	2.52
6	1	800,000.00	1.01
12	96	76,425,290.57	96.47
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	78	61,588,510.67	77.74
84	21	17,636,779.90	22.26
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
53 - 54	2	1,476,500.00	1.86
58 - 60	76	60,112,010.67	75.87
73 - 75	1	1,000,000.00	1.26
82 - 84	20	16,636,779.90	21.00
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 4 of 7

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
10/01/08 - 10/31/08	1	676,500.00	0.85
11/01/08 - 11/30/08	1	800,000.00	1.01
03/01/09 - 03/31/09	4	3,075,361.36	3.88
04/01/09 - 04/30/09	42	33,730,474.31	42.58
05/01/09 - 05/31/09	30	23,306,175.00	29.42
07/01/10 - 07/31/10	1	1,000,000.00	1.26
03/01/11 - 03/31/11	1	997,478.74	1.26
04/01/11 - 04/30/11	15	12,777,301.16	16.13
05/01/11 - 05/31/11	4	2,862,000.00	3.61
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
32.40 - 50.00	10	8,885,819.64	11.22
50.01 - 55.00	4	3,154,984.07	3.98
55.01 - 60.00	5	4,104,844.61	5.18
60.01 - 65.00	10	8,304,350.00	10.48
65.01 - 70.00	18	14,817,694.50	18.70
70.01 - 75.00	15	12,609,353.74	15.92
75.01 - 80.00	37	27,348,244.01	34.52
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
647 - 660	5	3,817,812.52	4.82
661 - 680	11	8,836,592.61	11.15
681 - 700	12	10,612,877.50	13.40
701 - 720	14	10,117,747.64	12.77
721 - 740	10	8,104,104.46	10.23
741 - 760	22	16,826,521.95	21.24
761 - 780	16	12,926,557.92	16.32
781 - 800	7	6,194,700.00	7.82
801 - 819	2	1,788,375.97	2.26
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	23	18,841,556.83	23.78
60	54	42,109,831.24	53.15
84	16	13,449,527.50	16.98
120	6	4,824,375.00	6.09
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 5 of 7

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	52	40,402,688.56	51.00
Rate/Term Refinance	37	30,527,581.72	38.53
Cash Out Refinance	10	8,295,020.29	10.47
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	92	73,267,622.60	92.48
Second Home	5	4,260,000.00	5.38
Non-owner	2	1,697,667.97	2.14
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Preferred Documentation	34	27,174,177.87	34.30
Full Documentation	31	25,374,579.09	32.03
Reduced Documentation	17	13,929,364.40	17.58
Alternative Documentation	13	10,019,169.21	12.65
No Income Verification	2	1,428,000.00	1.80
Stated Documentation	2	1,300,000.00	1.64
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	64	51,719,953.80	65.28
Planned Unit Development	23	17,480,405.97	22.06
Condominium	6	5,483,662.83	6.92
Two-to-Four Family	6	4,541,267.97	5.73
Total	99	79,225,290.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	93	74,550,915.57	94.10
Has Prepayment Penalty	6	4,674,375.00	5.90
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 6 of 7

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich

Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	68	54,181,304.76	68.39
Florida	7	5,274,175.00	6.66
Massachusetts	4	3,484,673.31	4.40
Illinois	3	2,699,000.00	3.41
New York	3	2,425,000.00	3.06

All Others (11)	14	11,161,137.50	14.09
Total	99	79,225,290.57	100.00

For internal use only. All Amounts subject to change.

(Wed May 12 09:41:00 EDT 2004) [jed]  Page: 7 of 7